UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2011

Media Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

_________________________________________________________________________________________________

Nevada

(State or Other Jurisdiction of Incorporation)

Nevada	000-53214	26-1703958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11995 El Camino Real, Suite 301, San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 436-3350

(Registrant’s Telephone Number, Including Area Code)

___1393 North Bennett Circle, Farmington, Utah _84025___
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On June 14, 2011, Media Technologies, Inc. (“Media Tech” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Our World Live, Inc., a Nevada corporation (“OWL”), OWL Acquisition Inc., a Nevada corporation and wholly-owned subsidiary of Media Tech (“Merger Sub”), and Michael Williams as the Major Shareholder of OWL (the “Major Shareholder”) whereby Media Tech will acquire OWL through the Merger of OWL with and into Merger Sub (the “Merger”) with Merger Sub being the surviving corporation, and the business of OWL continuing through Merger Sub, under the name Our World Live, Inc., as a wholly-owned subsidiary of the Company.

The closing of the Merger occurred on July 28, 2011 (the “Effective Time”)

As a result of the Merger Agreement, each outstanding share of OWL common stock shall be cancelled, extinguished and converted into and become the right to receive a pro rata portion of the Merger Consideration which shall be equal to the number of shares of COAH Common Stock held by each COAH Shareholder multiplied by the Exchange Ratio of 0.3333 (the “Exchange Ratio”), rounded, if necessary, up to the nearest whole share of restricted Common Stock of the Company.  Based on the Exchange Ratio, as a result of the Merger, the OWL Shareholders will own approximately 14,103,240 restricted shares of the Company.

A description of the specific terms and conditions of the Merger is set forth in the Merger Agreement filed as an Exhibit 2.01 to the Form 8-K filed by the Company on June 15, 2011 and is incorporated herein by reference.

Lock-Up Agreements

Effective July 28, 2011, and as a condition of the Merger Agreement, The MDW and GRW 2000 Irrevocable Trust and The Shawn Wayne 2000 Irrevocable Trust entered into Lock-Up Agreements which provide that during the first 12 months following the Effective Time, such parties shall not sell, or be entitled to sell any shares of the Company’s Common Stock.   The foregoing summary description of the terms of the Lock-Up Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Lock-Up Agreements, this reference is made to such agreements, which are filed as Exhibit 10.01 through Exhibit 10.02,  hereto respectively and are incorporated herein by this reference.

Indemnification Agreement

Effective July 28, 2011, and as a condition of the Merger Agreement, The MDW and GRW 2000 Irrevocable Trust and The Shawn Wayne 2000 Irrevocable Trust entered into an Indemnification Agreement under which these shareholders agreed to indemnify the Company with regard to certain claims.  The foregoing summary description of the terms of the Indemnification Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Indemnification Agreement, this reference is made to such agreement, which is filed as Exhibit 10.03  hereto and incorporated herein by this reference.

Cancellation of Shares

Effective July 28, 2011, and as a condition of the Merger Agreement, Maynerva E. Escalante and Ranulfo Lograsa entered into an Agreement, Consent and Waiver, agreeing to cancel an aggregate of 16,000,000 shares of common stock of the Company held by them (i.e. 8,000,000 shares each) upon the consummation of the Merger.

The foregoing summary description of the terms of the Agreement, Consent and Waiver may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, Consent and Waiver, this reference is made to such agreement, which is filed as Exhibit 10.04  hereto and incorporated herein by this reference.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Merger is incorporated by reference into this Item 1.01.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Media Technologies, Inc.

On July 28, 2011, pursuant to the terms of the Merger Agreement, at the Effective Time, Michael Williams was appointed as an additional director of the Company to serve until the earlier of his resignation or removal or until his successor is duly elected and qualified. Accordingly, the current directors of the Company are Bryant D. Cragun and Michael Williams, and Bryant D. Cragun is the current sole officer of the Company.

Our World Live Inc.

Additionally, at the Effective Time, Michael Williams and Richard Kofoed were appointed as directors, and Michael Williams was appointed as the President, Chief Executive Officer, Chief Financial Officer and Secretary of the Surviving Corporation, Our World Live Inc., to serve until the earlier of their resignation, removal or until his successor is duly elected and qualified.

Michael Williams

Michael Williams, age 43, has experience as a musician, label owner and technology entrepreneur.  Raised in West Covina, California, Mr. Williams came to music as a fan first and then as a performer himself. He performed at the reopening of the Statue of Liberty in 1986 and Island Records signed his band, Masquerade, in 1991. Mr. Williams has a Bachelor of Science degree in Business Management from University of Southern California.  Mr. Williams worked with Warner Bros.-Elektra-Atlantic Records to discover new talent and was awarded a label distribution through the music giant.  He has also served as a manager and career advisor to a number of artists, including multi-platinum rapper Snoop Dogg.  In 2000, Mr. Williams was the COO of O2 Entertainment, where he oversaw the company’s creation of 3-dimensional website imaging used by such high-profile clients as Yahoo, Nike and Williams & Sonoma. Mr. Williams co-founded Entertainment Direct TV (EDTV), an entertainment service provider which creates ISPs (internet service providers) for worldwide brands. Mr. Williams currently sits on the board of Broadband Wireless, which acquired EDTV.

Richard J. Kofoed

Mr. Kofoed is the President and founder of NPB Capital Partners, Inc.  which was formed to assist companies on complex transactions in the following areas; Real Estate, Business and Financial Analysis, Business Development, Financial Restructuring, Mergers & Acquisitions (M&A), Capital Sourcing, Portfolio Management, Business Plan Development, Tax Planning and Government Incentives at the Federal, State, City and County levels.  In 1997 Mr. Kofoed founded R.J. Kofoed & Associates, Inc., to assist companies in developing brand and marketing strategies to the foodservice industry. R.J. Kofoed & Associates specialized in the private label branding of products in the beverage, disposable and non-food categories. In 1993 Mr. Kofoed went to work for Carolina Restaurant Enterprises, a family owned franchisee of Red Robin Restaurants located in North Carolina.  Mr. Kofoed was responsible for day-to-day operations for the companies 3 restaurants.  The company was sold in 1997.  In 1983 Mr. Kofoed joined his brothers at Leggoons Sportswear, a start-up family business in the young men’s surf and sportswear category, to handled sales in the southern region of the United States, and later the western states.  The company was sold.   In 1988 Mr. Kofoed became Director of Sales for Take Cover Swimwear, a boutique Jr. Swimwear and Sportswear’s Company with annual revenues under $1 million which reached annual sales of $9 million.  The company was sold in 1992.  Mr. Kofoed attended The University of Nebraska where he majored in Finance.  Mr. Kofoed is married and has 4 children.  Mr. Kofoed is involved with several charitable organizations Young Life, World Vision and FCA to name a few.   Mr. Kofoed is a licensed real estate agent in California.

Item 9.01 – Financial Statements and Exhibits

(a)

Financial Statements.  We intend to file an amendment to this report upon receipt of the completed financial statements for the business acquired pursuant to Rule 8-04 of Regulation S-X.

(d)

Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Agreement and Plan of Merger dated June 14, 2011(1)

10.01	MDW and GRW 2000 Irrevocable Trust - Lock-Up Agreement(2)

10.02	The Shawn Wayne 2000 Irrevocable Trust - Lock-Up Agreement(2)

10.03	Indemnification Agreement(2)

10.04	Agreement, Consent and Waiver(2)

________________________

(1)

Incorporated by reference to our Form 8-K filed with the SEC on June 15, 2011.

(2)

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Media Technologies, Inc.

Dated: August 1, 2011

/s/ Bryant D. Cragun

By: Bryant D. Cragun

Its:  President and Chief Executive Officer